Summary Prospectus May 1, 2014

JPMorgan Insurance Trust Mid Cap Growth Portfolio

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information, online at www.jpmorganfunds.com/variableinsuranceportfolios. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2014, are incorporated by reference into this Summary Prospectus.

What is the goal of the Portfolio?

The Portfolio seeks capital growth over the long term.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and Example below do not reflect fees and expenses imposed at the variable insurance contract level or which may be imposed by eligible plans. If these expenses were reflected, the total expenses would be higher.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class 2
Management Fees	0.65%
Distribution (Rule 12b-1) Fees	0.25
Other Expenses	0.28

Total Annual Fund Operating Expenses	1.18
Fee Waivers and Reimbursements[1]	(0.03)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.15

1	The Portfolio’s adviser, distributor and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 2 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.15% of their average daily net assets. This contract cannot be terminated prior to 5/1/15, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 4/30/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS 2 SHARES ($)	117	372	646	1,429

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Portfolio’s performance. During the Portfolio’s most recent fiscal year, the Portfolio’s turnover rate was 76% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?

Under normal circumstances, at least 80% of the Portfolio’s Assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its main strategies, the Portfolio invests primarily in common stocks of mid cap companies which the Portfolio’s adviser believes are capable of achieving sustained growth. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase. As of the last reconstitution of the Russell Midcap Growth Index on June 28, 2013, the market capitalizations of the companies in the index ranged from $526 million to $31 billion.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. To the extent the Portfolio uses derivatives, the Portfolio will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Portfolio, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those that the adviser believes have leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Portfolio’s Main Investment Risks

The Portfolio is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Portfolio or any other fund may not provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Portfolio is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Portfolio’s securities goes down, your investment in the Portfolio decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Mid Cap Company Risk. Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Portfolio. Derivatives may be more sensitive to changes in economic or market conditions and may create leverage which could result in losses that significantly exceed the Portfolio’s original investment. Derivatives expose the Portfolio to counterparty risk which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Portfolio does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to risks of mispricing or improper valuation.

Redemption Risk. The Portfolio could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Portfolio.

The Portfolio’s Past Performance

This section provides some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio’s Class 2 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Russell Midcap® Growth Index and the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Lipper designated category for the Portfolio. These mutual funds are considered by Lipper to be similar to the Portfolio. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of the Class 2 Shares is based on the performance of the Class 1 Shares prior to the inception of the Class 2 Shares (8/16/06). The actual returns of the Class 2 Shares would have been lower than those shown because of their higher expenses. Past performance is not necessarily an indication of how any class of the Portfolio will perform in the future. Updated performance information is available by calling 1-800-480-4111.

The performance figures shown do not reflect charges imposed by variable insurance contracts or eligible plans through which the Portfolio is offered. The Portfolio’s performance will be lower when any such charges are deducted.

Best Quarter	1st quarter, 2012	18.16%
Worst Quarter	4th quarter, 2008	–27.09%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS 2 SHARES	43.02%	22.62%	9.73%
RUSSELL MIDCAP® GROWTH INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	35.74	23.37	9.77
LIPPER VARIABLE UNDERLYING FUNDS MID-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	36.02	22.42	9.55

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Portfolio Since	Primary Title with Investment Adviser
Timothy Parton	2004	Managing Director

Purchase and Sale of Portfolio Shares

The Portfolio sells its shares at net asset value on any business day directly to the separate accounts of various insurance companies issuing variable annuity contracts and variable life insurance policies (variable insurance contracts) and certain qualified retirement plans. You may invest indirectly in the Portfolio through your purchase of a variable insurance contract or through a qualified retirement plan. Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account or retirement plan through which you invest.

Tax Information

Under current law, owners of variable insurance contracts and qualified retirement plan participants that have invested in the Portfolio are not subject to federal income tax on Portfolio earnings and distributions on gains realized upon the sale or redemption of Portfolio shares until such amounts are withdrawn from the retirement plan or variable contract.

Payments to Insurance Companies and to Broker-Dealers and Other Financial Intermediaries

Portfolio shares are available only through an insurance company’s variable insurance contracts or an employer or other retirement plan (Retirement Products). The Portfolio or its related companies may make payments to an insurance company (and/or its related companies) for distribution and/or related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries that sell the variable insurance contracts for the sale of Portfolio shares and/or related services. These payments to insurance companies may be a factor that the insurance company considers in including the Portfolio as an underlying investment in a variable insurance contract. The prospectus or other disclosures relating to a variable insurance contract may contain additional information about these payments. When received by a broker-dealer or other financial intermediary from an insurance company (or its related companies) or in connection with Retirement Products, such payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial intermediary or visit its website for more information.

SPRO-JPMITMCGP2-514